COLUMBIA GROWTH & INCOME FUND
                                  (THE "FUND")

              SUPPLEMENT TO THE PROSPECTUSES DATED DECEMBER 1, 2004

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into Nations Value Fund (the "Acquiring Fund"), subject to approval by shareholders of the Fund. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held in the third quarter of 2005. If approved at the special meeting, the reorganization is proposed to take place within a reasonable time thereafter. In addition, it is proposed that Columbia Tax-Managed Value Fund reorganize into the Acquiring Fund, subject to approval by shareholders of Columbia Tax-Managed Value Fund. The proposed reorganizations of the Fund and Columbia Tax-Managed Value Fund are not conditioned on each other.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-345-6611 or visit the Fund's website at www.columbiafunds.com. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


SUP-47/86930-0505                                                   May 24, 2005